UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2008

Samaritan Pharmaceuticals
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32287	88-0431538
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Convention Center , Suite 310, Las Vegas, Nevada		89109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-735-7001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2008, Samaritan Pharmaceuticals announced the hiring of Themis Moustakas as its Southeast European Specialty Prescription Pharmaceutical Marketing Director.

Mr. Mousatakas has dedicated his career to pharmaceutical marketing and has held positions at leading pharma companies, including Serono Pharma International and Biogen. Since 2004, Mr. Moustakas has held marketing positions of increasing responsibility at Serono Pharma International in Zug, Switzerland. At Serono, he began as a Marketing/Sales Manager of the Reproductive Health, Neurology, and Dermatology division for emerging markets, then held the position of the Country Manager of Southeastern Europe, and has since served as the Regional Marketing Manager of Endocrinology for CE Europe, Switzerland, Austria, Baltics, and Israel.

In subsequent years, Mr. Moustakas held management positions marketing neurological products for multiple sclerosis in France and Greece. Mr. Moustakas has a Bachelor of Science in Pharmacy from the Aristotle University of Thessaloniki, Greece and a Master of Arts in Marketing from the University of Sunderland, U.K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

This information contained in this report contains forward-looking statements which are subject to uncertainties that could cause actual future events and results of the Company to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company believes are reasonable but are not guarantees of future events and results. Actual future events and results of the Company may differ materially from those expressed in these forward-looking statements. There can be no assurance that any forward-looking statements will be realized. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the risks described in the Company's most recent Annual Report on Form 10-K and the Company's other reports filed with the SEC. All such forward-looking statements speak only as of the date hereof. Although the Company believes the expectations reflected in the forward-looking statements at the time they are made are reasonable, the Company cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information contained herein as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Company's filings with the SEC at www.sec.gov, many of which are beyond the Company's control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Samaritan Pharmaceuticals

January 22, 2008	By:	Eugene Boyle

Name: Eugene Boyle
Title: CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Samaritan Pharmaceuticals, Inc. dated January 22, 2008.